                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report:  January 5, 2001


                      Insight Communications Company, Inc
            (Exact name of Registrant as specified in its charter)


     Delaware                                0-26677                          13-4053502
(State of incorporation)              (Commission File No.)        (IRS Employer Identification No.)

                                 810 7th Avenue
                            New York, New York 10019
                    (Address of principal executive offices)


                Registrant's telephone number:  (917) 286-2300
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Item 2.   Other Events.

     On January 5, 2001, Insight Communications Company, L.P. ("Insight L.P."), the general partner of Insight Midwest, L.P. ("Insight Midwest"), consummated various agreements with AT&T Broadband, LLC and its affiliates ("AT&T Broadband") resulting in the contribution to Insight Midwest of additional cable television systems serving approximately 530,000 customers. Pursuant to such agreements, the following transactions occurred on January 5, 2001 (the "Transactions"):

 . Insight L.P. exchanged its Claremont, California system for AT&T Broadband's system in Freeport, Illinois;

 . Insight L.P. purchased from AT&T Broadband systems serving approximately
  100,000 customers in Illinois;

 . Insight L.P. contributed to Insight Midwest the systems purchased from AT&T
  Broadband, as well as all of its other systems not already owned by Insight Midwest, including the aforementioned Freeport, Illinois system (comprising in total approximately 180,000 customers);

 . AT&T Broadband contributed to Insight Midwest systems located in Illinois serving approximately 250,000 customers.

     Both Insight L.P. and AT&T Broadband contributed their respective systems to Insight Midwest subject to an amount of indebtedness so that Insight Midwest remains equally owned by Insight L.P. and AT&T Broadband. Insight L.P. continues to serve as the general partner of Insight Midwest and manages and operates the Insight Midwest systems.

     In conjunction with the Transactions, a subsidiary of Insight Midwest, which subsidiary serves as a holding company for all of Insight Midwest's systems other than the Columbus, Ohio system, consummated on January 5, 2001 a $1.75 billion credit facility from which it borrowed $663 million to repay the Indiana and Kentucky credit facilities and $685 million to finance the Transactions.
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Item 7.   Financial Statements and Exhibits.

(a)  Financial Statements*:

Insight Communications Company, Inc.
     Report of Independent Auditors--Ernst & Young LLP
     Consolidated Balance Sheets at December 31, 2000 and 1999
     Consolidated Statements of Operations and Partners' Capital for the years ended December 31, 2000, 1999 and 1998
     Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998
     Notes to Consolidated Financial Statements


AT&T Insight Midwest Systems
     Independent Auditors' Report--KPMG LLP
     Combined Balance Sheets as of December 31, 2000 and 1999
     Combined Statements of Operations and Parent's Investment for the years ended December 31, 2000 and 1999
     Combined Statements of Cash Flows for the years ended December 31, 2000 and 1999
     Notes to Combined Financial Statements


Griffin, Georgia, Rockford, Illinois, Portland, Indiana and Scottsburg, Indiana Cable Television Systems
     Report of Independent Auditors--Ernst & Young LLP
     Combined Balance Sheets as of December 31, 2000 and 1999
     Combined Statements of Operations and Changes in Net Assets for the years ended December 31, 2000 and 1999
     Combined Statements of Cash Flows for the years ended December 31, 2000 and
       1999
     Notes to Combined Financial Statements
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InterMedia Capital Partners VI, L.P.
     Report of Independent Accountants--PricewaterhouseCoopers LLP
     Consolidated Balance Sheets at September 30, 1999 and December 31, 1998 Consolidated Statements of Operations for the nine months ended September
          30, 1999 and for the period April 30, 1998 (commencement of operations) to December 31, 1998
     Consolidated Statements of Changes in Partners' Capital for the nine months ended September 30, 1999 and for the period April 30, 1998 (commencement of operations) to December 31, 1998
     Consolidated Statements of Cash Flows for the nine months ended September
          30, 1999 and for the period April 30, 1998 (commencement of operations) to December 31, 1998
     Notes to Consolidated Financial Statements


Insight Communications of Central Ohio, LLC
     Report of Independent Auditors--Ernst & Young LLP
     Balance Sheets at December 31, 2000 and 1999
     Statements of Operations and Changes in Members' Deficit for the years ended December 31, 2000 and 1999
     Statements of Cash Flows for the years ended December 31, 2000 and 1999 Notes to Financial Statements


(b)  Pro Forma Financial Information*:

       Pro Forma Statement of Operations for the year ended December 31, 2000 Pro Forma Balance Sheet as of December 31, 2000



*________________

     Registrant's requirements, pursuant to Regulation S-X, promulgated by the Securities and Exchange Commission, to file financial statements and pro forma information relating to the Transactions within 15 days after the Transactions is impracticable. Registrant will file such financial statements and pro forma financial information by amendment hereto no later than 75 days after consummation of the Transactions.
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(c)    Exhibits:



 Exhibit No.      Description
------------      -----------


     2.1           Asset Contribution Agreement, dated August 15, 2000, by and among, Command Cable of Eastern Illinois Limited Partnership, MediaOne of Illinois, Inc., Northwest Illinois TV Cable Company, S/D Cable Partners, Ltd., TCI American Cable Holdings, L.P., TCI of Bloomington/Normal, Inc., TCI Cablevision of Texas, Inc., UACC Midwest, Inc., United Cable Television of Illinois Valley, Inc., United Cable Television of Southern Illinois, Inc., TCI of Indiana Holdings, LLC, Insight Communications Company, L.P. and Insight Midwest, L.P. ("Asset Contribution Agreement")*

     2.2           Amendment to the Asset Contribution Agreement, dated January
                    5, 2001

     2.3           Asset Exchange Agreement, dated August 15, 2000, by and
                    between MediaOne of Illinois, Inc. and Insight Communications Company, L.P. ("Asset Exchange Agreement")*

     2.4           Amendment to the Asset Exchange Agreement, dated January 5,
                    2001

     2.5           Asset Purchase and Sale Agreement, dated August 15, 2000, by and between TCI of Illinois, Inc., TCI of Racine, Inc., UACC Midwest, Inc. and Insight Communications Company, L.P. ("Asset Purchase and Sale Agreement")*

     2.6           Amendment to the Asset Purchase and Sale Agreement, dated
                    January 5, 2001

    10.1           Credit Agreement, dated as of January 5, 2001, among Insight
                    Midwest Holdings, LLC, several banks and financial institutions or entities, and The Bank of New York, as administrative agent

    10.2           Amended and Restated Limited Partnership Agreement of Insight
                    Midwest, L.P., dated January 5, 2001

____________
* Filed as an exhibit to the Current Report on Communications Company, Inc. (File No. 0-26677) and Form 8-K, dated August 15, 2000, of Insight incorporated herein by reference.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Insight Communications Company, Inc.
                                       (Registrant)


Date: January 22, 2001             By:   /s/ Elliot Brecher
                                       --------------------------------
                                          Elliot Brecher
                                          Senior Vice President
                                           and General Counsel